INVESTOR PRESENTATION Q4 2025

Q4 2025 Investor Presentation 2 INTRODUCTORY NOTES Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent tariffs and changes in global trade policies on the overall state of the economy; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Q4 2025 Investor Presentation 3 COMPANY OVERVIEW Full Year Guidance $1.91 - $1.95 Growth of 4.4% to 6.6% 2026 Core FFO Per Diluted Share 3.25% - 4.25% 2026 SPNOI Growth Long-Term Targets 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio Portfolio Statistics 89% Grocery Anchored1,2 73 Retail Properties 97% Sun Belt1 11.6M Total GLA 159K Avg. Center Size 1. YTD ABR percentage of properties owned as of December 31, 2025 2. YTD ABR percentage includes shadow-anchored grocers as of December 31, 2025 - Walmart, Target and warehouse clubs are considered grocers WEST ASHLEY STATION | MSA: CHARLESTON

A SIMPLE & FOCUSED INVESTMENT OPPORTUNITY


SUN BELT
GROCERY-ANCHORED
INVESTMENT-GRADE
EXTERNAL GROWTH
CORPORATE RESPONSIBILITY


Fine Foods

SCOTTSDALE NORTH MARKETPLACE | MSA: PHOENIX

Sun Belt Markets with Strong, Persistent Migration

- Moving towards 100% Sun Belt concentration (peer average ~38%)[1]
- Attractive demographic trends – jobs, population, education, and household income
- Nine of the top 10 retail metros are in the Sun Belt[2]

High-Performing, Grocery-Anchored Portfolio

- 89% of ABR derived from centers with a grocery presence (peer average 76%)[1]
- Essential retail tenants drive recurring foot traffic
- Cycle-tested portfolio, providing durable cash flow

External Growth through Disciplined Acquisitions

- Acquired ~$465 million of assets in 2025
- Strong pipeline of near-term acquisition opportunities - 2026 Net Investment guidance is ~$300 million
- For properties acquired in 2024 & 2025, new/renewal lease spreads averaged approximately 21%, demonstrating our ability to identify below market opportunities

Investment-Grade Balance Sheet

- Fitch rating BBB- / Stable outlook
- Balanced debt schedule with minimal near-term maturities
- No debt maturities in 2026, with just $26 million maturing in 2027

Governance and Corporate Responsibility

- Shareholder friendly governance structure
- Destaggered Board and opted out of MUTA
- Annual Corporate Responsibility report with five-year environmental reduction targets

IVT LISTED NYSE

1. Source: Green Street & Company Filings
2. Source: Costar

Q4 2025 Investor Presentation 4

Q4 2025 Investor Presentation 5 STONEHENGE VILLAGE | MSA: RICHMOND FULL YEAR 2025 Operating Results 85% Tenant Retention Rate 96.7% Leased Occupancy 5.3% $20.41 ABR Per SF1 98.4% Anchor Tenant Leased Occupancy 94.0% Small Shop Tenant Leased Occupancy 13.3% Comparable Leasing Spreads – New & Renewals Financial Performance $1.83 Core FFO Per Diluted Share 4.5x Net Debt-To-Adjusted EBITDA2 26.3% Net Leverage Ratio3 $480M Total Liquidity $1.00 2026 Annualized Dividend Rate 1. Total portfolio ABR per SF as of December 31, 2025, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $22.11 as of December 31, 2025 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of December 31, 2025 3. Net debt to real estate assets, excluding property accumulated depreciation SPNOI Growth

OPTIMIZING THE PORTFOLIO

Strategic Investment into Thriving Sun Belt Markets



ASHEVILLE, NC

- Population expected to grow 4% over next five years[1]
- Top industries - medical and tourism



CHARLESTON, SC

- 2% annual population growth, more than 2x the U.S. average[2]
- Major employers: Boeing, Volvo, and MUSC Medical Center
- Over 7 million visitors a year



CHARLOTTE, NC

- Among the fastest-growing large U.S. cities over the '20–'24 period
- Top industries - financial/banking, technology, and energy



FORT MYERS, FL

- New residents and businesses attracted to its coastal lifestyle, affordability, and tax advantages
- Top industries - healthcare and hospitality/tourism



PHOENIX, AZ

- A strong economy is driven by tech, finance, and professional services
- Major employers like Intel contribute to a population with above-average income levels



RICHMOND, VA

- A growing and educated population
- Expanding employment base with a diverse mix of finance, healthcare, government, education, and technology employers provide stable income growth



SAN ANTONIO, TX

- On track to become the 6th largest city in the U.S.[2]
- Top industries - healthcare & bioscience, aerospace, cybersecurity, and new energy



SAVANNAH, GA

- Population growth expected to be over 12% in the next decade[2]
- Top industries - aerospace, logistics, and tourism

SALE OF FIVE CA ASSETS IN JUNE '25

$306M of Proceeds Redeployed



OPPORTUNITY SET

- Actively tracking over $1.0 billion of acquisition opportunities
- Consists of a mix of open-air retail formats
- Exclusively in current and target Sun Belt markets
- Further leverages strong operational platform

1. STI Markets, April 2025
2. U.S. Census Bureau

IVT LISTED NYSE

Q4 2025 Investor Presentation 6

NEW SUN BELT MARKET EXPANSION - NASHVILLE, TN

A Prime Market with Population Growth, Job Creation, Culture, and Quality of Life


nashville West
target
BEST BUY
DICK'S
ROSS
Marshalls

Nashville West Shopping Center

Acquired Q1 2026

- High-performing open-air power center, just 15 minutes from downtown Nashville
- Shadow grocery-anchored by Target, Costco, and Publix, driving 7.6+ million annual visits, making it the #7 most visited shopping center in Tennessee [1]
- Surrounded by several of Nashville's affluent neighborhoods, creating a strong demographic base with top-tier incomes

PROPERTY STATISTICS

Acquisition Price:	$88.0M
GLA:	323,927 SF
Occupancy:	97%
5-Mile Pop	112,049
5-Mile Avg. HHI	$159,553
ABR per SF	$18.30






DICK'S
SPORTING GOODS

A Fast-Growing, High-Performance Metro

- Nashville ranks among the fastest growing U.S. commercial real estate markets, supported by a metro population above 2.1 million and household incomes ~10% higher than the national average[2]
- Cost of living remains ~2% below the U.S. benchmark, making it attractive for both employers and workforce[2]
- Corporate relocations and a strong tourism economy continue to drive commercial activity



IVT LISTED NYSE

1. Source: Placer.ai, trailing 12 months; ranking among ~890 Tennessee shopping destinations; includes shadow anchors.
2. Source: CBRE

Q4 2025 Investor Presentation 7

SCALING THE PLATFORM THROUGH ACQUISITIONS

Acquired $465 Million in Necessity-Based Retail Assets in 2025


TRADER JOE'S

PLAZA ESCONDIDA

MSA: Tucson, AZ

- ABR PSF - $16.63
- Neighborhood Center
- 100% leased occupancy



CARMEL VILLAGE

MSA: Charlotte, NC

- ABR PSF - $27.01
- Neighborhood Center
- 93.3% leased occupancy


WHOLE FOODS MARKET

WEST ASHLEY STATION

MSA: Charleston, SC

- ABR PSF - $29.63
- Neighborhood Center
- 100% leased occupancy


Publix

TWELVE OAKS SHOPPING CENTER

MSA: Savannah, GA

- ABR PSF - $19.63
- Neighborhood Center
- 100% leased occupancy


SPROUTS

MARKETPLACE AT ENCINO PARK

MSA: San Antonio, TX

- ABR PSF - $28.71
- Neighborhood Center
- 91.4% leased occupancy


Wegmans

WEST BROAD MARKETPLACE

MSA: Richmond, VA

- ABR PSF - $15.86
- Power Center w/ Grocer
- 99.1% leased occupancy


WHOLE FOODS MARKET

ASHEVILLE MARKET

MSA: Asheville, NC

- ABR PSF - $20.10
- Community Center
- 97.1% leased occupancy


Harris Teeter

REA FARMS

MSA: Charlotte, NC

- ABR PSF - $25.69
- Community Center
- 96.8% leased occupancy


WHOLE FOODS MARKET

DANIELS MARKETPLACE

MSA: Fort Myers, FL

- ABR PSF - $31.20
- Community Center
- 100% leased occupancy


SPROUTS

MESA SHORES

MSA: Phoenix, AZ

- ABR PSF - $20.10
- Neighborhood Center
- 97.5% leased occupancy



ADDITIONAL Q1 2026 ACQUISITION

MARKETPLACE AT HUDSON STATION

MSA: Phoenix, AZ

- Acquisition Price: $31.25M
- ABR PSF - $34.93
- Neighborhood Center
- 100% leased occupancy

IVT LISTED NYSE

Q4 2025 Investor Presentation **8**

Q4 2025 Investor Presentation 9 Southern CA 1% Phoenix / Tucson 3% San Antonio 4% Austin 15% Dallas / Fort Worth / Arlington 9% Houston 10% Tampa / St. Petersburg / Fort Myers 7% Miami / Fort Lauderdale / West Palm Beach 9% Orlando 5% Charlotte / Asheville 8% Raleigh / Durham 6% Richmond 6% DC Metro 3% Charleston 3% Atlanta 10% SUN BELT FOCUSED Clustered Portfolio Brings Operational Efficiencies in the Fastest Growing Markets 1. ABR of properties owned as of December 31, 2025, does not include acquisitions announced post quarter close 2. Includes Fort Lauderdale and West Palm Beach MSA Top 5 Markets by ABR Percentage of Total InvenTrust Portfolio by Percentage of ABR1 Savannah 1% 15% 10% 10% 9% 9% 53% Austin, TX Houston, TX Atlanta, GA Miami, FL2 Dallas, TX Top 5

Q4 2025 Investor Presentation 1 0 STRONG FUNDAMENTALS AND SECTOR TAILWINDS 1. Green Street U.S. Strip Center Outlook, January 20, 2026 0.0 0.5 1.0 1.5 2.0 2.5 3.0 '30E'29E'28E'27E'26E'25'24'23'22'21'20'19'18'17'16'15'14'13'12'11'10'09'08'07'06'05'04'03'02'01'00'990.0% 0.5% 1.5% 2.5% 1.0% 2.0% 3.0% IVT’s Current and Target Sun Belt Markets Top 50 AvgPalm BeachAtlantaRaleigh- Durham Salt Lake CityPhoenixBostonCharlotteDallas- Fort Worth OrlandoMiamiNashville 4.8% 4.3% 4.3% 4.2% 4.1% 4.1% 4.1% 4.0% 3.9% 4.2% 3.9% 3.4% Historically Low Supply Projected to Continue Strip Center Supply Growth1 (as % of existing stock) Robust Sun Belt Growth Top Markets by Near-Term NOI Growth1 (‘26 - ‘29)

Q4 2025 Investor Presentation 1 1 POWER CENTER WITH GROCER Trade Area 5-10 Miles • 9 properties • 2.8M GLA • 20% of ABR1 • $17.29 ABR2 Sarasota Pavilion MSA: Sarasota REA FARMS | MSA: CHARLOTTE ESTABLISHED CENTERS WITH NECESSITY-BASED TENANTS Note: As of December 31, 2025 1. 2025 YTD ABR 2. Includes ground rent and excludes specialty leases POWER CENTER WITHOUT GROCER Trade Area 5-10 Miles • 1 property • 0.2M GLA • 2% of ABR1 • $20.38 ABR2 COMMUNITY CENTER Trade Area 3-5 Miles • 21 properties • 4.9M GLA • 44% of ABR1 • $20.91 ABR2 Shops at Arbor Trails MSA: Austin NEIGHBORHOOD CENTER Trade Area 1-3 Miles • 41 properties • 3.6M GLA • 33% of ABR1 • $21.78 ABR2 LIFESTYLE CENTER Trade Area 8-12 Miles • 1 property • 0.1M GLA • 1% of ABR1 • $28.05 ABR2 Nexton Square MSA: Charleston University Oaks Shopping Center MSA: Austin Rio Pinar Plaza MSA: Orlando

Q4 2025 Investor Presentation 1 2 Anchor Small Shop TENANT COMPOSITION Diverse and Balanced Tenant Mix Provides Durable Cash Flows Other Retail / Services Restaurants Grocery / Essential Retail Total Portfolio Composition % of ABR1 Local Regional National Tenant Composition % of ABR Essential Retail Breakout 59% Grocery 18% Health & Beauty Services 11% Medical 10% Off Price 6% Banks 4% Pets 4% Office / Communications 2% Other Essential Retail / Services 2% Hardware / Auto 1% Drug / Pharmacy <1% MESA SHORES | MSA: PHOENIX Tenant Composition % of ABR1 Anchor & Small Shop Tenant Composition % of ABR1 39% 61% Note: As of December 31, 2025 1. Includes ground rent and excludes specialty leasing 21% 20% 59% 17% 14% 69%

Q4 2025 Investor Presentation 1 3 Note: As of December 31, 2025 1. Includes ground rent and excludes specialty leasing 2. Includes one fuel pad 3. Includes three Publix Liquor locations 4. Includes one staff office Top 10 Tenants Ranking Tenant Credit Rating (S&P) # of Leases % of ABR1 1 BBB 132 3.6% 2 N/A 163 3.2% 3 A 16 2.4% 4 AA 8 2.2% 5 BB+ 6 2.0% 6 N/A 54 1.9% 7 B- 9 1.3% 8 N/A 7 1.2% 9 BBB 2 1.1% 10 BBB+ 6 1.0% Top 10 Total 88 19.9% GROCER ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX RECENTLY EXECUTED LEASES Anchors Small Shop KENNESAW MARKETPLACE | MSA: ATLANTA MSA: AUSTIN MSA: AUSTIN MSA: ATLANTA MSA: AUSTIN MSA: AUSTIN MSA: SARASOTA MSA: MIAMI MSA: FORT MYERS MSA: SARASOTA

LIMITED EXPOSURE TO WATCH LIST TENANTS


REIT Exposure to Watch List Tenants[1]
(as a percentage of GLA)
1.6%
2.4%
3.7%
4.3%
4.5%
4.7%
4.8%
5.2%
6.4%
8.6%
PECO
IVT
REG
AKR
KRG
Peer Avg
BRX
KIM
FRT
UE

1. Source: BofA, January 30, 2026. BofA Watch List Tenants Include (30 total): Advance Auto Parts, AMC Entertainment Holdings, Belk, Big 5 Sporting Goods, Camping World, Cato Corporation, Children's Place, Cracker Barrel, Dave & Busters, Designer Brands, Fitness International (dba LA Fitness), Gabe's / Old Time Pottery, Guitar Center, Indigo Books & Music, Kirkland's, Kohl's, Leslie's, Lucky Strike, Mountain Equipment Company, Noodles & Company, Red Robin, SAIL Outdoors, Saks Global, Save-a-Lot, Sportsman's Warehouse, Staples, The Container Store, Tilly's, Torrid, West Marine

IVT LISTED NYSE

Q4 2025 Investor Presentation 14

Q4 2025 Investor Presentation 1 5 STRONG LEASING ACTIVITY CONTINUES Leased Occupancy 93.9% 2021 96.1% 2022 96.2% 2023 2024 97.4% 2025 96.7% Leased to Economic Occupancy Spread (basis points) 2021 110 2022 220 2023 290 2024 210 SNO Pipeline - $5.4M in incremental ABR • 94% expected to commence in 2026 • 54% expected to be recognized as income in 2026 2025 130 Same Property Net Operating Income 2021 4.4% 2022 4.6% 2023 4.9% 2024 5.0% 2025 5.3% KYLE MARKETPLACE | MSA: AUSTIN Note: As of December 31, 2025

Q4 2025 Investor Presentation 1 6 Cumulative Same Property NOI Growth1 (‘22 - ‘25) IVT Peer Avg ABOVE AVERAGE SAME PROPERTY NOI GROWTH WITH LOWER CAPITAL EXPENDITURES 1. Source: Green Street & Company Filings 19.8% 16.9% Capital Expenditures (including Redevelopment) by REIT1 (Average % of NOI ‘21 - ‘24) IVT 23% Peer Avg BRXREGPECO KIM KRG 22% 42% AKR 22% 20% 28% FRT 38% UE 20% 20% 27%

Q4 2025 Investor Presentation 1 7 DISCIPLINED REDEVELOPMENT PROGRAM Anticipated Project Yields Between 7-10% BUCKHEAD CROSSING MSA: Atlanta Status: Active Est. Completion Year: 2026 Project Description: Anchor space repositioning and remerchandising into new tenant spaces, including anchor space and small shop space THE PARKE MSA: Austin Status: Active Est. Completion Year: 2027 Project Description: Anchor space repositioning including an 8,000 square foot expansion of the existing grocer & repositioning of small shop space POTENTIAL REDEVELOPMENT Status Planning Number of Projects 8 Projects Project Description Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning GATEWAY MARKETPLACE St Petersburg, FL Status: Planning to Commence in 2026 Est. Completion Year: 2028 Project Description: Extensive repositioning and reconfiguration of the center to right size anchor space, add freestanding buildings and improve vehicular access GATEWAY MARKET CENTER MSA: Tampa

Q4 2025 Investor Presentation 1 8 INVESTMENT-GRADE BALANCE SHEET 1. Source: Company Filings BBB- / STABLE Fitch Rating $480 MILLION Liquidity 4.5x Net Debt-to-Adjusted EBITDA 5.4x Fixed Charge Coverage 4.0% Weighted Avg Interest Rate 4.5 YEARS Weighted Average Maturity Secured Unsecured Note: As of December 31, 2025 Net Leverage Ratio (Net Debt + Preferred As % of Gross Assets)1 Net Debt-to-Adjusted EBITDA1 IVT 4.5x REG 5.2x AKR 5.1x KRG 4.9x PECO 5.7x LOW LEVERAGE BUSINESS MODEL BRX 5.6x FRT 5.9x UE 5.8x KIM 4.9x 26% IVT 31% REG 33% PECO 35% FRT KRG 40% 35% AKR 37% UE 43% BRX 37% Peer AvgKIM 36% Peer Avg 5.4x Debt Maturity Schedule ($ Millions) 2028 2030 20312026 2027 $21$26 2029 $267 $205 $62 2032 $100 $6 $200 $200$206 $0

Q4 2025 Investor Presentation 1 9 1. Aggregate distributions declared (as a % of Core FFO) for the full year ended December 31, 2025 2. Quarterly dividend declared of $0.25, annualized to $1.00 SUSTAINABLE DIVIDEND GROWTH 2025 Aggregate dividends declared as a percentage of Core FFO = 52%1 PGA PLAZA | MSA: MIAMI 2024 $0.95 2022 $0.82 $0.91 2023 $0.86 2021 $0.78 2026 $1.002

Q4 2025 Investor Presentation 2 0 CONSISTENT CASH FLOW GROWTH 2026 Guidance CYFAIR TOWN CENTER | MSA: HOUSTON Net Income Per Diluted Share $0.16 to $0.22 Core FFO Per Diluted Share $1.91 to $1.95 Nareit FFO Per Diluted Share $1.97 to $2.03 SPNOI Growth 3.25% to 4.25% Net Investment Activity ~$300M

Q4 2025 Investor Presentation 2 1 COMPONENTS OF LONG-TERM ANNUAL NOI GROWTH Embedded Rent Escalations 150 – 200 bps Operational Efficiency 25 – 50 bps Redevelopment 25 – 50 bps Positive Spreads For New & Renewal Leases 50 – 100 bps Incremental Occupancy Increases 50 - 75 bps

TESLA
CENTRE AT HUGH HOWELL | MSA: ATLANTA

IVT LISTED NYSE

CORPORATE RESPONSIBILITY

We believe that our efforts to enhance our communities, conserve resources, and foster a best-in-class work environment are not just compatible with, but facilitative of, growing long-term stockholder value

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ENVIRONMENTAL

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Approximately a quarter of the portfolio have electric vehicle charging stations
- InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2024

SOCIAL

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2025
- 100% of employees participate in a charitable volunteer event and/or fundraiser year after year
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

GOVERNANCE

- InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- InvenTrust maintains a Board of Directors with a broad array of insights and experiences
- Proactive investor engagement program led by the Investor Relations team and Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SASB SUSTAINABILITY ACCOUNTING STANDARDS BOARD

GRI

TOP WORK PLACES 2025 Chicago Tribune

Corporate Responsibility Report

Q4 2025 Investor Presentation 22

Q4 2025 Investor Presentation 2 3 1. Michael Stein and Thomas Glavin will not seek re-election as a Director of the Board at the Company’s 2025 Annual Shareholder meeting Daniel J. (DJ) Busch President, CEO & Director since 2021 • Currently serving as President and CEO of InvenTrust Properties Corp. • Previously served as EVP, CFO, and Treasurer • Former Managing Director, Retail at Green Street Advisors Julian E. Whitehurst Chairperson since 2024 Director since 2016 Compensation - M • Former CEO of National Retail Properties, Inc. • Previously served as COO of National Retail Properties, Inc. • Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed NOTE: C – Chair; M – Member; FE – Financial Expert BOARD EXPERIENCE 6/8 Current or Former C-Suite 88% Independent 6/8 Investment or Financial 57 Average Age 5/8 Retail 5/8 REITs or Real Estate 50% Female 8 YRS Average Tenure Amanda E. Black Director since 2018 Audit - C, FE • Most recently served as Managing Director and Global Chief Investment Officer of JLP Asset Management • Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors • Over 20 years of experience in real estate investments Stuart W. Aitken Director since 2017 Compensation - C • President and CEO of Circana, a leading advisor on the complexity of consumer behavior • Former Chief Merchant and Marketing Officer at The Kroger Co. • Former Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Paula J. Saban Director since 2004 Audit - M Compensation - M Nominating & Corporate Governance - M • Former Senior Vice President and Private Client Manager at Bank of America • Over 25 years of financial services and banking experience Scott A. Nelson Director since 2016 Nominating & Corporate Governance - C • Founder & Principal of SAN Prop Advisors, a retail real estate advisory firm • Former Senior Vice President at Target Corp., oversees various real estate groups • Former Director of Real Estate at Mervyn’s Smita N. Shah Director since 2022 Audit - M Nominating & Corporate Governance - M • Founder & CEO of SPAAN Tech, Inc., an architecture, engineering, and project management firm • Former Vice Chairman of Chicago Plan Commission • 20+ years of expertise in public and private infrastructure projects Julie M. Swinehart Director since 2025 Audit – M, FE Compensation – M • Executive Vice President, Chief Financial Officer of Fenway Sports Group • Former Executive Vice President, Chief Financial Officer & Treasurer at Retail Properties of America, Inc. • Eight years of assurance experience with Deloitte InvenTrust’s Board of Directors (the “Board”) oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. STRONG AND EXPERIENCED BOARD OF DIRECTORS SONTERRA VILLAGE | MSA: SAN ANTONIO

Q4 2025 Investor Presentation 2 4 DEFINITIONS NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non- GAAP measures to the most directly comparable GAAP financials measures are included herein. SAME PROPERTY NOI OR SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company. NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) AND CORE FFO The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance. EBITDA & ADJUSTED EBITDA The Company's non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's on-going operating performance. NET DEBT-TO-ADJUSTED EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

Q4 2025 Investor Presentation 2 5 RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: In thousands Same Property NOI The following table presents the components of Same Property NOI: 2025 2024 2025 2024 Income Minimum base rent 41,486$ 40,180$ 158,378$ 152,410$ Real estate tax recoveries 7,605 7,680 30,251 29,222 Common area maintenance, insurance, and other recoveries 8,492 7,646 30,819 28,575 Ground rent income 4,443 4,322 17,323 16,860 Short-term and other lease income 1,186 1,719 4,016 3,939 Provision for uncollectible rent and recoveries (545) (348) (591) (271) Other property income 389 384 1,464 1,233 Total income 63,056 61,583 241,660 231,968 Operating Expenses Property operating 10,611 10,339 37,615 37,296 Real estate taxes 8,103 8,199 32,722 31,922 Total operating expenses 18,714 18,538 70,337 69,218 Same Property NOI 44,342$ 43,045$ 171,323$ 162,750$ Year Ended December 31Three Months Ended

Q4 2025 Investor Presentation 2 6 RECONCILIATION OF NET INCOME TO SAME PROPERTY NOI Same Property NOI Note: In thousands 2025 2024 2025 2024 2,661$ 9,799$ 111,421$ 13,658$ (398) (2,245) (3,575) (3,755) 8,882 8,356 34,519 37,100 (90,961) (3,857) - (3,523) - - - 3,854 34,411 28,856 128,497 113,948 9,356 8,404 34,925 33,172 (2,168) (1,492) (8,401) (7,548) 52,744 48,155 206,425 186,572 (8,402) (5,110) (35,102) (23,822) Net Income t Same Property NOI The following table reconciles Net Income to Same Property NOI: Net income Adjustments to reconcile to non-GAAP metrics: Other income and expense, net Interest expense, net Gain on sale of investment properties, net Impairment of real estate assets Depreciation and amortization General and administrative Adjustments to NOI (a) NOI NOI from other investment properties Same Property NOI 44,342$ 43,045$ 171,323$ 162,750$ (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. Three Months Ended Year Ended December 31

Q4 2025 Investor Presentation 2 7 RECONCILIATION OF NON-GAAP MEASURES Nareit FFO & Core FFO Note: In thousands, except share and per share amounts Nareit FFO and Core FFO 2025 2024 2025 2024 Net income 2,661$ 9,799$ 111,421$ 13,658$ Depreciation and amortization of real estate assets 34,124 28,616 127,387 113,055 Impairment of real estate assets - - - 3,854 Gain on sale of investment properties, net - (3,523) (90,961) (3,857) Nareit FFO Applicable to Common Shares and Dilutive Securities 36,785 34,892 147,847 126,710 Amortization of market lease intangibles and inducements, net (1,252) (740) (4,422) (2,804) Straight-line rent adjustments, net (812) (748) (3,671) (3,400) Amortization of debt discounts and financing costs 794 661 2,870 2,403 Accretion of finance lease liability 49 - 109 - Depreciation and amortization of corporate assets 287 240 1,110 893 Non-operating income and expense, net (a) (25) (758) (750) (1,033) Core FFO Applicable to Common Shares and Dilutive Securities 35,826$ 33,547$ 143,093$ 122,769$ Weighted average common shares outstanding - basic 77,620,164 77,222,248 77,598,121 70,394,448 Dilutive effect of unvested restricted shares (b) 780,730 792,224 740,328 616,120 Weighted average common shares outstanding - diluted 78,400,894 78,014,472 78,338,449 71,010,568 Net income per diluted share 0.03$ 0.13$ 1.42$ 0.19$ Nareit FFO per diluted share 0.47$ 0.45$ 1.89$ 1.78$ Core FFO per diluted share 0.46$ 0.43$ 1.83$ 1.73$ The following table reconciles Net Income to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities: (b) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. Three Months Ended Year Ended December 31 (a) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.

Q4 2025 Investor Presentation 2 8 RECONCILIATION OF NON-GAAP MEASURES EBITDA & Adjusted EBITDA Note: In thousands EBITDA and Adjusted EBITDA The following table reconciles Net Income to EBITDA and Adjusted EBITDA: 2025 2024 2025 2024 Net income 2,661$ 9,799$ 111,421$ 13,658$ Interest expense, net 8,882 8,356 34,519 37,100 Income tax expense 148 140 568 543 Depreciation and amortization 34,411 28,856 128,497 113,948 EBITDA 46,102 47,151 275,005 165,249 Impairment of real estate assets - - - 3,854 Gain on sale of investment properties, net - (3,523) (90,961) (3,857) Amortization of market-lease intangibles and inducements, net (1,252) (740) (4,422) (2,804) Straight-line rent adjustments, net (812) (748) (3,671) (3,400) Non-operating income and expense, net (a) (25) (758) (750) (1,033) Adjusted EBITDA 44,013$ 41,382$ 175,201$ 158,009$ Three Months Ended Year Ended December 31 (a) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.

Q4 2025 Investor Presentation 2 9 RECONCILIATION OF FINANCIAL LEVERAGE RATIOS Net Debt-to-Adjusted EBITDA Note: In thousands Net Debt and Net Debt-to-Adjusted EBITDA The following table calculates net debt and Net debt-to-Adjusted EBITDA. 2025 2024 Net Debt: Outstanding Debt, net 825,881 740,415 Less: Cash and cash equivalents (34,973) (87,395) Net Debt 790,908 653,020 Net Debt-to-Adjusted EBITDA (trailing 12 months): Net Debt 790,908 653,020 Adjusted EBITDA 175,201 158,009 Net Debt-to-Adjusted EBITDA 4.5x 4.1x As of December 31

RECONCILIATION OF 2025 GUIDANCE RANGE

Estimated Net Income Per Share to Estimated Nareit FFO and Core FFO Per Diluted Share

(Unaudited)	Low End		High End	
Net income per diluted share	$	0.16	$	0.22
Depreciation and amortization of real estate assets		1.81		1.81
Nareit FFO per diluted share		1.97		2.03
Amortization of market-lease intangibles and inducements, net		(0.06)		(0.06)
Straight-line rent adjustments, net		(0.05)		(0.06)
Amortization of debt discounts and financing costs		0.04		0.04
Depreciation and amortization of corporate assets		0.01		0.01
Non-operating income and expense, net		—		(0.01)
Core FFO per diluted share	$	1.91	$	1.95

This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results.

IVT LISTED NYSE

Q4 2025 Investor Presentation **30**

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